Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 25, 2004



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                         333-110437                        41-1955181

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000

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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the March, 2004 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

2000-HL1  RAMP  2000-RS1 RAMP 2000-RS2 RAMP 2000-RS3 RAMP 2000-RS4 RAMP 2000-RZ1
RAMP 2000-RZ2 RAMP 2001-RM1 RAMP 2001-RM2 RAMP 2001-RS1 RAMP 2001-RS2 RAMP 2001-RS3 RAMP 2001-RZ1 RAMP 2001-RZ2 RAMP 2001-RZ3 RAMP 2001-RZ4 RAMP 2002-RM1
RAMP 2002-RS1 RAMP 2002-RS2 RAMP 2002-RS3 RAMP 2002-RS4 RAMP 2002-RS5 RAMP 2002-RS6 RAMP 2002-RS7 RAMP 2002-RZ1 RAMP 2002-RZ2 RAMP 2002-RZ3 RAMP 2002-RZ4
RAMP 2002-SL1 RAMP 2003-RM1 RAMP 2003-RM2 RAMP 2003-RS1 RAMP 2003-RS10 RAMP 2003-RS11 RAMP 2003-RS2 RAMP 2003-RS3 RAMP 2003-RS4 RAMP 2003-RS5 RAMP 2003-RS6
RAMP 2003-RS7 RAMP 2003-RS8 RAMP 2003-RS9 RAMP 2003-RZ1 RAMP 2003-RZ2 RAMP 2003-RZ3 RAMP 2003-RZ4 RAMP 2003-RZ5 RAMP 2003-SL1 RAMP 2004-RS1 RAMP 2004-RS2
RAMP
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Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) See Item 5



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  March 25, 2004



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